Dear Shareholder: The following provides important information about the reorganization of the Key Mutual Funds. This information is important and should be kept with a copy of your Prospectus.
--------------------------------------------------------------------------------

KeyFunds

SBSF Fund
SBSF Convertible Securities Fund
SBSF Capital Growth Fund

Supplement Dated January 2, 1998
to the Prospectus Dated April 1, 1997
as previously supplemented


   On December 2, 1997, the Board of Directors unanimously recommended a reorganization and liquidation of the Funds. The Board's recommendations and more information are more fully described in the Combined Prospectus/Proxy Statement that has been filed with the Securities and Exchange Commission, and when effective, will be provided to shareholders of record on or about December 26, 1997. Shareholders will be asked to approve the reorganization and other additional items as set forth in the Proxy Statement.

   If the reorganization is approved by shareholders, shareholders of each of the Key Mutual Funds will become shareholders of The Victory Portfolios as indicated below:

   SBSF Fund                               Victory Diversified Stock Fund
   SBSF Convertible Securities Fund        Victory Convertible Securities Fund
   SBSF Capital Growth Fund                Victory Special Growth Fund

   As a shareholder, your Funds' assets will be exchanged for equivalent full and fractional shares of the corresponding Victory Funds listed above without sales charges and on a tax-free basis. Additional purchases of new shares of any of the above Victory Funds will include a sales charge of up to 5.75%.

Please insert this Supplement in the front of your Prospectus. If you would like additional information or a copy of the Combined Prospectus/Proxy Statement, you can call the Funds at 800-KEY-FUND.


2KF-SBSF-SUP3